UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2021 (September 15, 2021)

LUCKWEL PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

Nevada	333-187874	46-1660653
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 Cambridge Park Drive, Suite 301,Cambridge	MA 02140
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, include area code +1 (617) 430 5222

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

On September 15, 2021, our independent registered public accounting firm, Marcum LLP (“Marcum”) notified us in writing that our client-auditor relationship had ceased to be effective as of September 13, 2021. Marcum’s resignation was accepted and approved by Kingrich Lee, our Chief Executive Officer and sole director, on September 20, 2021. Marcum’s reports on the financial statements for the years ended March 31, 2020 and March 31, 2019 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles but it included an explanatory paragraph concerning the uncertainty of the Company’s ability to continue as a going concern.

During the years ended March 31, 2021 and March 31, 2020 and subsequent interim period preceding such resignation there were no disagreements with the Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Marcum, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report. Additionally, during this time period, there were no reportable events as described in Item 304(a)(v) of Regulation S-K other than the matters regarding the withdrawal of filings on Forms 10-Q and 10-K that is disclosed in Item 4.02 below, and the communication by Marcum of material weaknesses in our internal controls over financial reporting, as described in Item 9A of our Form 10-K for the year ended March 31, 2020 filed on June 10, 2021.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On September 20, 2021, our Chief Executive Officer and sole director, Kingrich Lee, determined that it is appropriate to withdraw our previously filed financial statements as of (i) June 30, 2020 and for the three months ended June 30, 2020, which were included in the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2020, filed on September 7, 2021, (ii) September 30, 2020 and for the three and six months ended September 30, 2020, which were included in the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2020, filed on September 8, 2021, (iii) December 31, 2020 and for the three and nine months ended December 31, 2020, which were included in the Company’s Quarterly Report on Form 10-Q for the period ended December 31, 2020, filed on September 8, 2021, and (iv) March 31, 2021 for the year ended March 31, 2021, which were included in the Company’s Annual Report on Form 10-K for the year ended March 31, 2021, filed on September 9, 2021, (the “Non-Reliance Period,” and the financial statements, the “Non-Reliance Financial Statements”). On September 9, 2021, Marcum notified us that the withdrawal of these financial statements is necessary since Marcum had not completed its review of Non-Reliance Financing Statements (i) – (iii) and had not provided the requisite authorizations to file these statements. Further, Marcum had not completed its audit procedures with respect to Non-Reliance Financing Statements (iv), nor had it provided authorization to file and sign the audit report contained therein.

Accordingly, Mr. Lee has determined that the Non-Reliance Financial Statements included in these filings on Forms 10-Q and 10-K should no longer be relied upon. We are presently amending the Non-Reliance Financial Statements and will ensure that the aforementioned financial statements and periodic reports will be properly reviewed and authorized by our new independent registered public accounting firm before filing.

Marcum was provided a copy of the disclosures made herein and was given the opportunity, no later than the day of filing this Current Report on Form 8-K, to review those disclosures and provide us a letter stating whether or not they agree with those disclosures. We will attach any letter we receive as an exhibit to an Amended Form 8-K within two business days of receipt.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUCKWEL PHARMACEUTICALS INC.

Date: September 20, 2021		/s/ Kingrich Lee
	Name:	Kingrich Lee
	Title:	Chief Executive Officer and Chief Financial Officer